                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             ABINGTON BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             ABINGTON BANCORP, INC.





                                                              April 20, 2001




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Abington Bancorp, Inc. to be held on Tuesday, May 15, 2001 at 10:00 a.m., local time, at the Sheraton Braintree Hotel, 37 Forbes Road, Braintree, Massachusetts.

         At the Annual Meeting, you will be asked to consider and vote upon the election of a class of four Directors. The Board of Directors has fixed the close of business on Wednesday, March 28, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

         The officers and Directors look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented.

         YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.



                                          Sincerely,

                                          /s/ James P. McDonough

                                          James P. McDonough
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



          Abington Bancorp, Inc., 536 Washington Street, P.O. Box 2006,
                               Abington, MA 02351

                             ABINGTON BANCORP, INC.
                              536 WASHINGTON STREET
                          ABINGTON, MASSACHUSETTS 02351


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2001



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Abington Bancorp, Inc., a Massachusetts bank holding company (the "Company"), will be held at the Sheraton Braintree Hotel, 37 Forbes Road, Braintree, Massachusetts, on Tuesday, May 15, 2001, beginning at 10:00 a.m., local time, for the following purposes:

         1.       To elect a class of four Directors of the Company;

         2. To transact such further business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR DIRECTOR LISTED IN THE ACCOMPANYING PROXY STATEMENT.

         The Board of Directors has fixed the close of business on Wednesday, March 28, 2001 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Accordingly, only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Lewis J. Paragona

                                          Lewis J. Paragona, Clerk


Abington, Massachusetts
April 20, 2001



                                    IMPORTANT

         EVEN THOUGH YOU MAY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                             ABINGTON BANCORP, INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 15, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Abington Bancorp, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Braintree Hotel, 37 Forbes Road, Braintree, Massachusetts, on Tuesday, May 15, 2001, beginning at 10:00 a.m., local time, and at any adjournments thereof.

         This Proxy Statement and the accompanying Notice and Proxy are first being mailed to stockholders of the Company on or about April 20, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on Wednesday, March 28, 2001 as the record date for the Annual Meeting (the "Record Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The holders of shares of the Company's common stock, $.10 par value per share (the "Common Stock") on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments thereof. On the Record Date, there were 3,105,852 shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting and approximately 779 holders of record of Common Stock.

         The presence, in person or by proxy, of at least a majority in interest of all Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the Common Stock present and voting, in person or by proxy, is required to elect each of the nominees for Director. Votes withheld from any nominee, abstentions and broker non-votes will count as "present" toward formation of a quorum for transaction of business at the Annual Meeting. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Brokers have discretionary voting power with respect to the election of Directors. Assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of Directors. Votes will be tabulated by the Company's transfer agent, Registrar & Transfer Company.

         Stockholders of the Company are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given in such proxies, they will be voted FOR the election of the four nominees for Director listed in this Proxy Statement.

         Any properly completed proxy may be revoked at any time before the commencement of voting on any matter at the Annual Meeting or any adjournment thereof by giving written notice of revocation to the Clerk of the Company (536 Washington Street, Abington, Massachusetts 02351), or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

                ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 (which includes the Company's Annual Report on Form 10-K, without exhibits) accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.

         ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 (EXCLUDING EXHIBITS) ARE AVAILABLE WITHOUT CHARGE UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO ROBERT M. LALLO, TREASURER AND CHIEF FINANCIAL OFFICER, ABINGTON BANCORP, INC., P.O. BOX 2006, ABINGTON, MASSACHUSETTS 02351, (781) 982-3200.

                                     GENERAL

         Abington Bancorp, Inc. is the holding company for Abington Savings Bank (the "Bank").

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of 11 members and is divided into three classes, two of which have four members and one of which has three members. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

         Pursuant to the Company's By-laws, the Board of Directors acted as a nominating committee for selecting nominees for election as Directors. The Board has nominated Bruce G. Atwood, Ralph B. Carver, Jr., Joel S. Geller and Laura J. Sen as Directors for a three-year term. Each of the nominees is currently serving as a Director of the Company.

         Unless authority is withheld, proxies in the accompanying form will be voted FOR the election of the four nominees, to hold office until the 2004 annual meeting of stockholders or special meeting in lieu thereof and until their respective successors are elected and qualified. If the proxy withholds authority to vote for one or more nominees for Director, the stockholder's instructions will be followed.

         The Company has no reason to believe that any of the nominees will not be able to serve. In the event that any nominee is unable to serve at the time of the election, the shares represented by the proxy will be voted for the other nominees and may be voted for a substitute for that nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.

INFORMATION REGARDING NOMINEES AND DIRECTORS

         The following table sets forth certain information (as of April 20, 2001) regarding the current Directors and the nominees for Director of the
Company:


                                                                     Director             Term as Director
                  Name                             Age                Since*                 Will Expire
            --------------------              ------------        --------------       -----------------------

          **   Bruce G. Atwood                     63                  1978                      2001
               William F. Borhek                   62                  1980                      2003
          **   Ralph B. Carver, Jr.                73                  1980                      2001
          **   Joel S. Geller                      60                  1982                      2001
               Rodney D. Henrikson                 65                  1973                      2003
               A. Stanley Littlefield              75                  1985                      2003
               James P. McDonough                  50                  1990                      2002
               Gordon N. Sanderson                 67                  1985                      2002
          **   Laura J. Sen                        44                  2001                      2001
               James J. Slattery                   65                  1973                      2002
               Wayne P. Smith                      62                  1973                      2002

------------
* Includes service as a trustee of the Bank prior to its conversion from mutual to stock form in 1986 (the "Conversion") and as director of the Bank from the date of the Conversion to the establishment of the Company as the holding company of the Bank on January 31, 1997. All Directors of the Company are also Directors of the Bank.

**     Nominees for Director.

         The principal occupation and business experience during at least the last five years of each Director and nominee is as follows:

         BRUCE G. ATWOOD has been Vice President-Operations and Treasurer of Hyer Industries, Inc., a manufacturer of industrial scales, since 1978.

         WILLIAM F. BORHEK has been President of Wm. F. Borhek Insurance Agency, Inc., a general insurance agency, since 1964.

         RALPH B. CARVER, JR. has been retired since 2000. Prior to that time, he was operator since 1964 and owner since 1987 of Transport Properties Trust and President, Treasurer and a director of Den-Lea Rental, Inc., a truck leasing company, from 1979 until 1999.

         JOEL S. GELLER has been a partner in Wein-Gell Associates, an investment firm, since 1969. Until February 2000, he was the owner-manager and a director of Abington Liquors Corp., a retail liquor store.

         RODNEY D. HENRIKSON has been Treasurer of Henrikson Realty Corp., a real estate company, since 1986. He was Treasurer of Henrikson's Dairy, Inc., a food processing and distribution company, from 1982 through 1984 and President from 1984 through 1986.

         A. STANLEY LITTLEFIELD is an attorney in private practice in Abington, Massachusetts. He was formerly District Attorney of Plymouth County.

         JAMES P. MCDONOUGH has been President and Chief Executive Officer of the Company since its incorporation on October 15, 1996. Mr. McDonough has also served as President and Chief Executive Officer of the Bank since August 1991. Previously, he served as President and Chief Operating Officer of the Bank from November 1990 to August 1991 and Senior Vice President-Lending of the Bank from December 1987 to November 1990. Mr. McDonough was also Vice President-Regional Manager of GEM Mortgage Corporation of North America from 1983 to 1987. Mr. McDonough is a graduate of Massasoit Community College and Boston State College.

         GORDON N. SANDERSON has been retired since 1991. From 1970 to 1991, he was Vice President-Sales of B & W Press, Inc., a specialty printing company.

         LAURA J. SEN has been Executive Vice President, Merchandise for BJ's Wholesale Club since 1997. She was Vice President, Logistics from 1989 to 1993 and Senior Vice President, General Merchandise from 1993 to 1997.

         JAMES J. SLATTERY has been President of J. H. Slattery Insurance Agency, Inc., Abington, Massachusetts, an independent insurance agency, since 1958. Mr. Slattery was a director of Abington Mutual Fire Insurance Company from 1984 to 1995 and served as a Trustee of St. Bonaventure University, Allegheny, New York from 1990 to 1993. He served as a Trustee of Massasoit Community College, Brockton, Massachusetts from 1981 to 1992, and also as Chairman of the Board of Trustees.

         WAYNE P. SMITH is Treasurer and a director of Suburban Enterprises Inc., Abington, Massachusetts, a sales and marketing firm.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         For the year ended December 31, 2000, the Company's Board of Directors met 11 times and the Bank's Board of Directors met 16 times. Each incumbent Director attended at least 75% of all meetings of the Company's Board and the Bank's Board and any committees thereof of which he was a member.

         The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee (as well as other committees, described below), but does not have a nominating committee or another committee performing a similar function.

         The Executive Committee, of which Messrs. Atwood, Henrikson, Geller, McDonough and Smith are the current members, is the primary operating committee of the Board of Directors and is vested with the authority of the Board in most matters, except those powers which by law may not be delegated. The Executive Committee also serves as the Executive Committee of the Bank's Board. During 2000, the Executive Committee met 20 times.

         The Audit Committee, which is currently comprised of Messrs. Sanderson and Carver and Ms. Sen, is responsible for recommending the selection of the Company's independent certified public accountants, reviewing the scope of the annual examination of the Company's financial statements, reviewing the report of the independent certified public accountants, reviewing the independent certified public accountants' recommendations to management concerning auditing, accounting and tax issues, aiding the Board in discharging its responsibility in financial reporting and related matters and reviewing the services and fees of the independent certified public accountants. The Audit Committee also serves as the Audit Committee of the Bank's Board. During 2000, the Audit Committee met four times.

         The Compensation Committee, of which Messrs. Atwood, Carver and Littlefield are the current members, reviews and establishes salaries and other compensation of certain officers and employees of the Company and its subsidiaries, and administers the Company's stock option plans and recommends to the Board of Directors the granting of stock options to employees eligible thereunder. The Compensation Committee also serves as the Compensation Committee of the Bank's Board. The Compensation Committee met 11 times during 2000.

         The Board of Directors of the Company nominates candidates for election as Directors. In accordance with the Company's By-laws, the Board will consider nominees recommended by a stockholder of the Company, provided that the stockholder notifies the Clerk of the Company of the proposed nominee in writing, setting forth certain required information regarding the nominee. Such notification must be made in a timely manner, as set forth in the By-laws. To be timely, such notice must be received by the Company not less than 60 nor more than 150 days prior to the scheduled date of the annual meeting of stockholders, or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, within 10 days of public disclosure of the date of the annual meeting. The Board may reject any stockholder nomination that is not timely made or does not otherwise satisfy the requirements of the Company's By-laws.

         The Bank maintains a Community Reinvestment Act ("CRA") Committee, of which Messrs. Borhek, Littlefield and Sanderson are the current members. Mario
A. Berlinghieri, Senior Vice President, Credit Policy and Administration of the Bank, chaired the committee during 2000. Other Bank employees also serve on this committee. The CRA Committee reviews the Bank's policy with respect to the Community Reinvestment Act and establishes the Bank's goals and guidelines in this area. The CRA Committee met four times during 2000.

         The Bank also maintains a Loan Committee, of which Messrs. Borhek, Henrikson, Littlefield and McDonough are the current members. The primary responsibilities of the Committee, which was established in February 2001, include overseeing the administration of the Bank's Loan Policy, monitoring credit quality trends, reviewing and recommending to the Board of Directors the Loan Loss Reserve calculation, reviewing the quarterly Watch List and approving charge offs.

COMPENSATION OF DIRECTORS

         During the year ended December 31, 2000, Directors received $550 for each Bank Board meeting that they attended as well as an annual fee of $6,000. Members of the Executive Committee received an annual fee of $8,000. Members of all other committees received $550 for each committee meeting that they attended during the year. Members of the Board who are employees of the Company or the Bank do not receive these fees. Generally, the Company's Board of Directors meets immediately prior to or after a Bank Board meeting. In such instances, Directors do not receive additional fees for attendance at meetings of the Company's Board. Otherwise, the Directors of the Company receive the same fees they receive for attendance at a Bank Board meeting.

         In each of February 2000 and 2001, the Company granted options to purchase 2,000 shares of Common Stock under the Company's 1997 and 2000 Incentive and Nonqualified Stock Option Plans to each non-employee Director pursuant to the Company's Long Term Performance Incentive Plan, which is described in this proxy statement under the heading "Compensation Committee Report."

         Effective July 1, 1998, pursuant to the Company's Deferred Stock Compensation Plan, non-employee Directors of the Company or any of its subsidiaries may elect to defer payment of compensation for service as a Director. Directors who elect to defer compensation are awarded stock units ("Stock Units") in lieu of cash compensation for each Board and committee meeting attended (other than Executive Committee meetings), and in lieu of quarterly cash payments for service on the Executive Committee. For each dollar of cash compensation foregone, Directors receive a fraction of a Stock Unit equal to one divided by $18.75, the fair market value of the Common Stock calculated as of July 1, 1998. Each Stock Unit represents one share of the Company's Common Stock.

         In June 2000, the Company adopted a Transition and Retirement Plan for Directors, which provides for a payment to eligible Directors upon their retirement from the Board. To be eligible for a payment under the Plan, a Director must have attained the age of 55 and must have served on the Board of the Company or the Bank for at least 10 years. Depending on the length of service, the payment upon retirement would be an amount equal to one to three times the Director's Board Compensation, defined in the Plan as an amount equal to the sum of (i) the annual fee paid to Directors for service on the Board and
(ii) the aggregate annual fees payable for attendance at 12 monthly Board meetings.


                                   MANAGEMENT

EXECUTIVE OFFICERS

         The names and ages of all executive officers of the Company and the Bank as of April 20, 2001 and the principal occupation and business experience during at least the last five years for each are set forth below:

         JAMES P. MCDONOUGH. For biographical information concerning Mr. McDonough, see "Election of Directors - Information Regarding Directors and Nominees" above.

         KEVIN M. TIERNEY, SR. has been Vice President of the Company since June 1999, Executive Vice President of the Bank since November 1998 and Chief Operating Officer of the Bank since May 2000. Prior to November 1998, he served as Executive Vice President/General Manager for the Consumer Network Services Division of Electronic Data Services, Inc., overseeing all operations for the Division from October 1997 to November 1998. From 1986 to October 1997, Mr. Tierney served as a Senior Vice President of Retail Banking and Operations for Salem Five Cents Savings Bank. Prior to that, from 1983 to 1986, he served as

Regional Business Manager for the Electronic Financial Services Division of Automatic Data Processing. Mr. Tierney has a B.S. degree in Business Administration from Merrimack College. Mr. Tierney is 41 years old.

         ROBERT M. LALLO has been Chief Financial Officer of the Company and Executive Vice President of the Bank since May 2000 and Treasurer of the Company and the Bank and Chief Financial Officer of the Bank since June 1997. From June 1997 until May 2000, he was Senior Vice President of the Bank. From October 1993 until June 1997, he served as Vice President and Treasurer of the Bank. Prior to joining the Bank in 1993, Mr. Lallo held various positions with Arthur Andersen LLP, including Audit Manager, from July 1986 to October 1993. Mr. Lallo is a graduate of Boston College with degrees in both Accounting and Finance and is a Certified Public Accountant. Mr. Lallo is 36 years old.

         MARIO A. BERLINGHIERI has been Senior Vice President, Credit Policy and Administration of the Bank since February 2000. From 1996 until February 2000, Mr. Berlinghieri served as Senior Vice President, Business Banking Division of the Bank. Prior to 1996, he served as Program Manager of the Executive Office of Communities & Development for The Commonwealth of Massachusetts in 1995; Vice President and Senior Risk Manager of Fleet Bank of Massachusetts in charge of commercial portfolio approval from 1992 to 1994; and Regional Manager - Boston Small Business Lending for Bank of New England from 1990 to 1992. Mr. Berlinghieri is a graduate of Suffolk University with a B.S.B.A. degree in Banking/Finance and an M.B.A. in Business Administration. Mr. Berlinghieri is 51 years old.

         JACK B. MEEHL, JR. has been Senior Vice President, Business Banking Division of the Bank since February 2000. Mr. Meehl served as Senior Vice President and Area Manager for Small Business Services at Fleet National Bank from 1992 to 1999. From 1971 to 1992 he held various positions at Bank of New England including Vice President and Team Leader of the Community Lending and Commercial Real Estate Lending Groups. Mr. Meehl is a graduate of Curry College with a B.S. degree in Economics. Mr. Meehl is 51 years old.

         CYNTHIA A. MULLIGAN has been Senior Vice President-Consumer Banking Division of the Bank since September 2000. From September 1998 to September 2000, Ms. Mulligan was the owner of Sales Coaching and Systems, specializing in executive coaching and sales consulting services and from 1997 to 1998 was Sales/Manager at Randstad, a human resource staffing and recruiting company. Ms. Mulligan was employed at Abington Savings Bank as Director of Marketing, Training and Public Relations, Vice President of Retail Banking, and Director of Training and Recruiting from September 1992 until February 1997. Ms. Mulligan has a Bachelor of Arts degree from Colby College. Ms. Mulligan is 32 years old.

         All executive officers of the Company and the Bank hold office until the first meeting of the Board of Directors following the annual meeting of stockholders or special meeting in lieu thereof and until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them. Officers may generally be removed from office by vote of two-thirds of the Board of Directors.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following Summary Compensation Table sets forth certain information regarding compensation paid or accrued by the Company and the Bank with respect to the Chief Executive Officer and the Company's and the Bank's most highly compensated officers other than the Chief Executive Officer who served as officers at the end of fiscal 2000 and whose annual compensation exceeded $100,000 for fiscal 2000.


                           SUMMARY COMPENSATION TABLE
                                                                                           LONG TERM              ALL OTHER
                                                        ANNUAL COMPENSATION               COMPENSATION         COMPENSATION(1)
                                             ---------------------------------------     ----------------     -------------------
NAME AND                            FISCAL                                                   OPTION
PRINCIPAL POSITION                   YEAR      SALARY(2)      BONUS(3)      OTHER(4)         GRANTS
------------------                 -------     ---------      --------      --------         ------

James P. McDonough                   2000      $292,898         $116,000                      10,000              $12,992
  President and Chief                1999       264,810           89,000                      10,000               14,556
  Executive Officer of the           1998       249,505           46,980                      10,000               15,713
  Company and the Bank

Kevin M. Tierney, Sr.                2000       161,050           54,208                      11,000                5,247
  Vice President of the              1999       149,999           39,900                           0                6,688
  Company; Executive                 1998        25,962           30,000                      20,000                    0
  Vice President and Chief
  Operating Officer of the
  Bank

Robert M. Lallo                      2000       133,184           43,930                      19,000                5,758
Chief Financial Officer and          1999       102,491           28,689                       7,000                5,689
  Treasurer of the Company;          1998        96,537           17,929                       7,000                7,702
  Executive Vice President,
  Treasurer and Chief
  Financial Officer of the
  Bank

Mario A. Berlinghieri                2000        96,012           23,969                       7,000                5,016
  Senior Vice President,             1999        90,168           17,452                       7,000                5,285
  Credit Policy and                  1998        95,336           17,302                       7,000                7,662
  Administration
  Division of the Bank

Jack B. Meehl, Jr.(5)                2000        89,683           24,749                      10,000                  506
  Senior Vice President,
  Business Banking
  Division of the Bank

---------------

(1) Includes life insurance premiums of $2,167, $524, $262, $916 and $506 in 2000 for Messrs. McDonough, Tierney, Lallo, Berlinghieri and Meehl, respectively. Also includes allocation of shares of Common Stock to employees under the Company's Employee Stock Ownership Plan (the "ESOP"). The dollar value of the Company's ESOP contributions in 2000 for Messrs. McDonough, Tierney, Lallo and Berlinghieri was $9,608, $4,723, $5,496 and $4,100, respectively. For Mr. McDonough, includes $1,217, which represents the economic value of term insurance purchased in connection with his SERP.

(2) Represents gross salary prior to deduction for employee's voluntary 401(k) contribution; during 2000, the Company did not provide matching 401(k) contributions.

(3) Bonuses are reported for the year they were earned, even if paid in the subsequent year.

(4) Perquisites and other personal benefits paid to each officer included in the Summary Compensation Table in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each officer, and accordingly, are omitted from the table as permitted by the rules of the Securities and Exchange Commission.

(5)      Mr. Meehl joined the Company in February 2000.


         OPTION GRANTS TABLE. The following Option Grants Table sets forth certain information regarding stock options granted during the fiscal year ended December 31, 2000 by the Company to the executive officers named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                             INDIVIDUAL GRANTS                            POTENTIAL
                                              -------------------------------------------------        REALIZABLE VALUE
                                                                                                          AT ASSUMED
                                                 PERCENT OF                                            ANNUAL RATES OF
                                               TOTAL OPTIONS       EXERCISE                               STOCK PRICE
                                                 GRANTED TO        PRICE PER                           APPRECIATION FOR
                                  OPTIONS       EMPLOYEES IN         SHARE        EXPIRATION           OPTION TERM (2)
             NAME                 GRANTED        FISCAL YEAR       ($/SH)(1)         DATE             5%            10%
             ----                 -------        -----------       ---------      ----------        ------         ----

James P. McDonough                10,000          11.8%              $11.20         2/17/10          $69,700       $178,000
Kevin M. Tierney, Sr.             11,000          13.0                11.20         2/17/10           76,670        195,800
Robert M. Lallo                   19,000          22.5                11.20         2/17/10          132,430        338,200
Mario A. Berlinghieri              7,000           8.3                11.20         2/17/10           48,790        124,600
Jack B. Meehl, Jr.                10,000          11.8                11.20         2/17/10           69,700        178,000

---------------

(1) Stock options were granted under the Company's 1997 Stock Option Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. The stock options expire ten years from the date of grant.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimates of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and sale of the shares and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the amounts shown will be received by the individuals.


         FISCAL YEAR-END OPTION TABLE. The following Fiscal Year-End Option Table sets forth certain information regarding stock options exercised during the fiscal year ended December 31, 2000 and stock options held as of December 31, 2000 by the executive officers named in the Summary Compensation Table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                                                   VALUE OF UNEXERCISED
                                SHARES                       NUMBER OF UNEXERCISED                 IN-THE-MONEY OPTIONS
                               ACQUIRED                    OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR-END(1)
                                  ON          VALUE
            NAME               EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE         EXERCISABLE     UNEXERCISABLE
            ----               --------     --------     -----------     -------------         -----------     -------------

James P. McDonough                   0            0         127,500          20,000             $761,658           0
Kevin M. Tierney, Sr.                0            0          31,000               0                    0           0
Robert M. Lallo                      0            0          24,400          14,000               24,357           0
Mario M. Berlinghieri                0            0          13,000          14,000                    0           0
Jack B. Meehl, Jr.                   0            0          10,000               0                    0           0

---------------

(1) Value is based on the last sales price of Common Stock of $11.063 on December 29, 2000, as reported by The Nasdaq Stock Market National Market System, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares underlying the options.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board is currently composed of three Directors, Messrs. Atwood, Carver and Littlefield. The Compensation Committee administers the Company's stock option plans. This Committee is charged with the responsibility of reviewing and approving executive officers' compensation and recommending all discretionary grants of stock options under the Company's stock option plans. The following describes the compensation programs in effect during fiscal 2000.

COMPENSATION POLICY

         The Company's compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on the performance of the Company (as compared to its annual business plan as well as a selected peer group) and on individual goals established for each of the executives for the fiscal year. The Company also has longer term incentives based on stock options. All three components of compensation are reviewed by the Committee to ensure salaries remain competitive, bonuses reward performance and stock options provide continued incentives.

         Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established annually. Various industry salary surveys are reviewed in establishing the new compensation. The Chief Executive Officer prepares a performance review, including an assessment of prior-year performance, for each executive officer, then communicates this information to the Compensation Committee. Based on this information and its performance review of the Chief Executive Officer, which is based on its assessment of the degree to which the Chief Executive Officer accomplished pre-established strategic and financial goals, the Compensation Committee makes recommendations to the Board of Directors, which establishes annual executive salaries for the next year.

         Executive officers and key management employees of the Company and the Bank participate in the Company's Management Incentive Compensation Program (the "Bonus Plan"). Payments under the Bonus Plan are contingent on the Company meeting its strategic and operational objectives for the fiscal year. Bonuses may be awarded for the achievement of the Company's financial performance goals and an individual participant's objectives. Bonus awards are determined by a defined formula; factors considered in this formula include financial performance of the Company, return on equity and evaluation of achievement of strategic and/or operational goals and unit profitability. Based on the extent to which the Company achieves those objectives, participants, depending on the Bonus Plan group, may receive from 15% to 40% of base salary. The Committee reviews both individual and Company goals annually. However, the Board of Directors has final authority with respect to all bonus awards. Approximately 30.1% of the Company's compensation to executives of the Company and the Bank in fiscal 2000 was in the form of bonuses.

         On March 27, 1997, the Board of Directors of the Company adopted a Long Term Performance Incentive Plan (the "LTIP") as an incentive for executive management and members of the Board of Directors to build long-term shareholder value. The LTIP replaces a similar plan previously adopted by the Bank. The LTIP provides a mechanism for granting options under the Company's option plan. The LTIP was amended in February 2000 to provide that options granted under the LTIP on or after the date of amendment are fully vested on the date of grant. Options granted prior to amendment of the LTIP become exercisable after the fair market value per share of the Common Stock exceeds 120% of the exercise price for a period of 30 consecutive business days, upon the ninth anniversary of the date of grant or upon a change of control of the Company. In February 2001, options to purchase 58,400 shares of Common Stock were granted under the LTIP to members of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, and eligible Division Heads of the Company and the Bank based on achievement of the Bank's business plan for 2000.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. McDonough's salary, bonus and stock options are determined by the Compensation Committee substantially in accordance with the policies described above relating to all executives of the Company.

                                          COMPENSATION COMMITTEE



                                          Bruce G. Atwood, Chairman
                                          Ralph B. Carver, Jr.
                                          A. Stanley Littlefield



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Bruce G. Atwood, Ralph B. Carver and A. Stanley Littlefield served on the Compensation Committee during fiscal 2000. Persons serving on the Compensation Committee had no relationships with the Company other than their relationship to the Company as Directors entitled to the receipt of standard compensation as Directors and members of certain committees of the Board and their relationship to the Company as stockholders, except as described below under "Certain Transactions with Management and Others". No person serving on the Compensation Committee or on the Board of Directors of the Company is an executive officer of another entity for which an executive officer of the Company or the Bank serves on the board of directors or on that entity's compensation committee.

AUDIT COMMITTEE REPORT

         The Audit Committee of Abington Bancorp, Inc. is composed of three independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

         The Committee held four meetings during 2000. The meetings were designed to facilitate and encourage communication among the Committee, the Company's internal auditors and the Company's independent accountants (Arthur Andersen LLP).

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         The Company's Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and its independent accountants. The Committee has also discussed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) with Arthur Andersen LLP.

         The Company's independent accountants have also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

         Based upon the above mentioned review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

                                          AUDIT COMMITTEE



                                          Gordon N. Sanderson, Chairman
                                          Ralph B. Carver, Jr.
                                          Laura J. Sen

                                PERFORMANCE GRAPH

         The following Performance Graphs compare the performance of the Company's cumulative stockholder return with that of two broad market indices (the S&P 500 Index and the Nasdaq Stock Market (U.S.)) and a published industry index (the Nasdaq Bank Stocks) for each of the most recent five fiscal years and for each of the most recent ten fiscal years. The Company previously used the Keefe, Bruyette & Woods New England Bank Index, which is no longer published. The cumulative stockholder return for shares of Common Stock and each of the indices is calculated assuming that $100 was invested on December 31, 1995 (for the five-year graph) and on December 31, 1990 (for the 10-year graph). The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

                  [TABULAR REPRESENTATION OF PERFORMANCE GRAPH]

                           12/31/1995   12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/31/2000

ABBK                             100       115.8      243.9         170       132.8       144.2
NASDAQ Stock Market (US)         100         123      150.7       212.5       394.9       237.6
NASDAQ Bank Stocks               100         132      221.1       219.6       211.1       241.1
S&P 500                          100       123.2      164.4       212.1       256.8         234


                  [TABULAR REPRESENTATION OF PERFORMANCE GRAPH]



                            12/31/1990   12/31/1991   12/31/1992   12/31/1993   12/31/1994   12/31/1995

ABBK                            100         300          680          920          989         1,459
NASDAQ Stock Market (US)        100         160          187          214          210           297
NASDAQ Bank Stocks              100         164          239          272          271           404
S&P 500                         100         131          141          155          157           216



                            12/31/1996   12/31/1997  12/31/1998   12/31/1999   12/31/2000

ABBK                           1,689        3,558       2,479        1,937        2,103
NASDAQ Stock Market (US)         364          446         629        1,170          704
NASDAQ Bank Stocks               534          894         888          854          975
S&P 500                          265          354         457          553          504

401(K) PLAN

         The Bank has a defined contribution plan pursuant to Section 401(k) of the Internal Revenue Code for the benefit of its employees, including officers. Subject to certain eligibility requirements, the 40l(k) plan permits each participant to defer up to 15% of such participant's annual salary up to a maximum annual amount ($10,500 in calendar year 2000). Effective January 1, 2001, the Bank will contribute to the account of each eligible plan participant an amount equal to 3% of the plan participant's annual compensation and match 50% of the first 6% of annual salary contributed by a participant.

RETIREMENT PLAN

         The Board of Directors of the Bank voted to terminate the Bank's Savings Banks Employees Retirement Association Pension Plan, a qualified, tax-exempt defined benefit plan, effective on or about December 31, 2000. In connection with the termination of the Plan, the Bank's Board of Directors also voted to cease the accrual of pension benefits, effective October 31, 2000. Final Plan termination is subject to approval by the Internal Revenue Service.

         As a result of the termination of the Plan, eligible employees will be offered a single sum settlement equal to the value of their benefits under the Plan. In addition, a portion of the surplus of the Plan will be used to enhance benefits of eligible employees. If these eligible employees do not roll over these benefits into other pension vehicles, they will be subject to significant tax penalties. The following are estimated settlements and enhancements for the executive officers named in the Summary Compensation Table.


         EXECUTIVE                            BASIC VALUE            ENHANCEMENT              TOTAL

         James P. McDonough                     $163,967               $108,904              $272,871
         Kevin M. Tierney, Sr.                    14,918                 10,082                25,000
         Robert M. Lallo                          27,661                 19,740                47,401
         Mario A. Berlinghieri                    40,725                 28,898                69,623
         Jack B. Meehl, Jr.(1)                         0                      0                     0

         ----------------

(1) Mr. Meehl joined the Company in February 2000 and therefore was not eligible to participate in the Plan prior to its termination.


TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company and the Bank have entered into special termination agreements with Messrs. McDonough, Tierney, Lallo, Berlinghieri and Meehl and Ms. Mulligan.

         The Agreements provide for severance payments if the officer's employment with the Company or the Bank is terminated within three years following a change in control of the Company (as defined in the agreements) under certain circumstances, including either (1) termination of the officer's employment by the Company or the Bank for any reason other than death, deliberate dishonesty with respect to the Company or any subsidiary or affiliate thereof or conviction of a crime involving moral turpitude, or (2) resignation by the officer subsequent to the occurrence of any of the following events: (a) a reduction in compensation, (b) a significant change in the officer's authority or responsibility, (c) a reasonable determination by the officer that he is unable to exercise his prior authority or responsibility as a result of such change in control or (d) the failure by the Company or the Bank to continue any material compensation, incentive, bonus or benefit plan (or provide an appropriate substitute plan) or the failure by the Company or the Bank to continue the officer's participation therein on a basis not materially less favorable as existed at the time of the change of control. In such event, the officer would receive a lump sum payment equal to approximately three times (in the case of

Mr. Meehl and Ms. Mulligan, two times) the officer's average annual compensation (including bonuses) over the five years prior to the change in control. Notwithstanding the foregoing, if a Change of Control takes place after the second anniversary of the date on which Mr. Meehl's and Ms. Mulligan's employment with the Bank commenced AND a Terminating Event occurs within three
(3) years after such Change in Control, the Employers shall pay to the Executive an amount equal to (x) three times such "base amount" applicable to the Executive, less (y) One Dollar ($1.00), payable in one lump-sum payment on the date of termination.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         The Bank has entered into a Supplemental Executive Retirement Agreement and a related Split Dollar Agreement (collectively, the "SERP") with Mr. McDonough and has established a related insurance trust for the purpose of providing a supplemental retirement benefit to Mr. McDonough. As a result of the termination of the Bank's SBERA retirement plan (see above description), the Compensation Committee is expected to consider certain corresponding changes to Mr. McDonough's SERP.

         The SERP provides that Mr. McDonough will be entitled to receive at age 65 an annual benefit equal to the difference between (i) the annual retirement benefit which would have been payable to Mr. McDonough under the Bank's SBERA retirement plan for employees (see above description) if his benefit calculation were to disregard the limits imposed by the Internal Revenue Code on (x) the maximum amount of compensation that may be taken into account by a SBERA retirement plan in determining retirement benefits and on (y) the amounts payable to certain participants by a retirement plan, and (ii) the actual annual retirement benefit payable to Mr. McDonough under the retirement plan. If Mr. McDonough's employment with the Bank is terminated other than for "cause" (as defined in the Agreement) prior to his attaining the age of 65, Mr. McDonough is entitled to receive an amount equal to the accruals previously made by the Bank or the Company with respect to the SERP benefit, subject to downward adjustment in certain limited circumstances. If within three years following a change in control (as defined in the agreement) Mr. McDonough's employment is terminated for other than cause or death or Mr. McDonough resigns following the failure of the Board of Directors to elect him to the office of President and Chief Executive Officer or his salary, benefits or scope of responsibility are reduced, Mr. McDonough is entitled to receive the benefit to which he would have been entitled had he resigned at age 65. If Mr. McDonough dies before age 65, his designated beneficiary is entitled to receive a benefit equal to three times Mr. McDonough's final compensation for the three calendar years (out of his final five calendar years of employment with the Bank) during which his compensation was the highest plus an amount equal to the accruals previously made by the Bank or the Company with respect to the SERP benefit.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Bank established an Employee Stock Ownership Plan (the "ESOP"), effective as of November 1, 1985, for employees age 21 or older who have completed at least 1,000 hours of service with the Bank in a twelve-month period beginning with the employee's date of employment or any anniversary thereof.

         The ESOP is funded by contributions made in cash or stock. Cash contributions will generally be invested in Common Stock of the Company and stock contributions will be made in Common Stock of the Company. Benefits may be paid in shares of Common Stock or in cash, subject to the participant's right to require payment in shares.

         In November 1993, the ESOP entered into a loan agreement with the Bank pursuant to which the ESOP borrowed $570,000 to purchase 94,256 shares of Common Stock. The loan was repaid during 2000. Shares purchased with loan proceeds have been held in a suspense account for allocation among participants as the loan was repaid. All shares have been allocated. The ESOP's purchases of additional shares of the Company's Common Stock (including reinvestment of cash dividends) will be and have been made through periodic purchases on the open market effected through a broker-dealer, subject to market conditions. The timing and price of the purchases are in the discretion of the ESOP trustee. An aggregate of 20,697 shares were allocated to participants for the plan year ended December 31, 2000.

         Commencing in 2001, the Board of Directors may approve annual cash contributions to the ESOP, which will be used to purchase shares of the Company's Common Stock for immediate allocation to participants. The amount of any such cash contributions will be based on the Company's accomplishment of financial and strategic goals.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation (including bonuses). Benefits become 20% vested after three years of eligible service with an additional 20% becoming vested each year thereafter. Non-vested benefits that are forfeited are reallocated among remaining participants in the same manner as contributions. Benefits are payable upon retirement, death, disability or separation from service with the Bank. Dividends paid by the Company on allocated shares of Common Stock held in the ESOP may be paid directly to the participants in cash. The Bank's contributions to the ESOP are not fixed so future benefits payable under the ESOP cannot be estimated.

         A Committee consisting of Lewis J. Paragona, Ida C. Frazier and Lynn C. Neacy administers the ESOP. The trustee of the ESOP is currently James P. McDonough. Under the ESOP, the Committee is required to solicit instructions from the participants with respect to voting shares that have been allocated to such participants, and is required to follow such instructions in directing the trustee to vote such allocated shares. Upon the direction of the Committee, the trustee also exercises numerous other powers including the right to sell or otherwise dispose of Common Stock held by the ESOP.


CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Certain of the Directors and officers of the Company and the Bank are at present, as in the past, customers of the Bank and have loans with the Bank in the ordinary course of business. Certain of the Directors of the Company and the Bank also are at present, as in the past, directors, officers or stockholders of corporations, trustees of trusts or members of partnerships which are customers of the Bank and which have loans with the Bank in the ordinary course of business. Such loan transactions with Directors and officers of the Company and the Bank and with such corporations, trusts and partnerships were on terms, including interest rates and collateral, substantially the same as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other features unfavorable to the Bank.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information as of March 28, 2001 regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table and all Directors and executive officers of the Company as a group.


                                                          AMOUNT AND NATURE OF
    NAME                                                BENEFICIAL OWNERSHIP (1)            PERCENT OF CLASS (2)
 -------------                                      --------------------------------     --------------------------

   Dennis E. Barry and                                           309,000  (3)                        9.95%
   Joseph L. Barry, Jr.
        c/o Hallamore Motor
        Transportation, Inc.
        795 Plymouth Street
        Holbrook, MA  02343
   James P. McDonough                                            230,209  (4)                        7.18
        c/o Abington Savings Bank
        536 Washington Street
        Abington, MA 02351
   Dimensional Fund Advisors, Inc.                               186,100  (5)                        5.99
        1299 Ocean Avenue
        Santa Monica, CA  90401
   *Joel S. Geller                                               153,769  (6)                        4.94
   Wayne P. Smith                                                 72,364  (7)                        2.31
   James J. Slattery                                              69,430  (8)                        2.22
   Kevin M. Tierney, Sr.                                          41,716  (9)                        1.33
   Gordon N. Sanderson                                            40,980  (10)                       1.31
   Robert M. Lallo                                                40,558  (11)                       1.29
   *Bruce G. Atwood                                               39,376  (12)                       1.26
   Mario A. Berlinghieri                                          33,057  (13)                       1.06
   William F. Borhek                                              30,901  (14)                        .99
   Rodney D. Henrikson                                            28,982  (15)                        .93
   *Ralph B. Carver, Jr.                                          28,208  (16)                        .91
   A. Stanley Littlefield                                         24,500  (17)                        .78
   Jack B. Meehl, Jr.                                             16,702  (18)                        .53
   *Laura J. Sen                                                  10,100  (19)                        .32
   All Directors and executive                                   871,909  (20)                      25.34
     officers as a group (16 persons)

---------------

*        Nominee for Director

(1) Except as otherwise noted, all persons and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this table.

(2) Calculated based on outstanding shares of Common Stock on March 28, 2001.

(3) Based upon information provided to the Company on March 27, 2001, Dennis E. Barry owns 159,000 shares as to which he has sole voting and dispositive power and Joseph L. Barry owns 150,000 shares as to which he has sole voting and dispositive power.

(4) Includes 100,000 shares subject to currently exercisable options, 14,532 shares held in his self-directed IRA, 93,631 shares owned jointly with his wife and 2,407 shares owned by his wife in a self-directed IRA. Also includes 552 shares held by Mr. McDonough as custodian for one of his two children and 552 shares held by his wife as custodian for one of his two children (1,104 shares total). Mr. McDonough disclaims beneficial ownership of the shares owned directly by his wife. Also includes 14,353 shares held by the ESOP as to which Mr. McDonough has the power to direct the voting. Does not include 10,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $24.90 per share for a period of 30 consecutive business days and 10,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $16.20 per share for a period of 30 consecutive business days.

(5) The Company has obtained a copy of a report on Schedule 13G, dated February 2, 2001, as filed with the SEC, stating that Dimensional Fund Advisors Inc. (the "Fund") is the beneficial owner of and has sole voting power and sole dispositive power with respect to 186,100 shares. The Schedule 13G states that all of the shares reported in the Schedule are owned by advisory clients of the Fund. The Fund disclaims beneficial ownership of all such shares.

(6) Includes 5,500 shares subject to currently exercisable options, 2,000 shares owned jointly with his mother, 22,000 shares owned jointly with his wife, 3,568 shares owned directly by his wife, 1,688 shares owned by his son, 2,228 shares owned by his daughter, and 113,026 shares owned by a partnership in which Mr. Geller is a partner. Also includes 1,759 shares which have been accrued under the Deferred Stock Compensation Plan for Directors. Mr. Geller disclaims beneficial ownership of the 3,568 shares owned directly by his wife and the shares owned by his son and daughter. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(7) Includes 21,500 shares subject to currently exercisable options, 21,374 shares owned by his wife and 1,464 shares accrued under the Deferred Stock Compensation Plan for Directors. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(8) Includes 10,000 shares subject to currently exercisable options, 5,708 shares held in his IRA, 4,000 shares held as custodian for each of two daughters (8,000 shares total), 4,040 held as custodian for his son, 200 shares owned by his wife, 1,624 shares held in his wife's IRA, 100 shares held by his wife as custodian for his son and 12,825 shares owned by a corporation of which he is a principal owner. Also includes 1,683 shares accrued under the Deferred Stock Compensation Plan for Directors. Mr. Slattery disclaims beneficial ownership of the shares held on behalf of his children and the shares owned by his wife. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(9) Includes 39,500 shares subject to currently exercisable options and 916 shares held by the ESOP as to which Mr. Tierney has the power to direct voting.

(10) Includes 15,500 shares subject to currently exercisable options and 25,480 shares owned through a Realty Trust. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(11) Includes 1,804 shares held in his self-directed IRA and 1,750 shares owned jointly with his spouse. Also includes 32,900 shares subject to currently exercisable options and 3,041 shares held by the ESOP as to which Mr. Lallo has the power to direct voting. Does not include 7,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $24.90 per share for a period of 30 consecutive business days and 7,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $16.20 per share for a period of 30 consecutive business days.

(12) Includes 15,500 shares subject to currently exercisable options, 11,311 shares owned by his wife and 10,618 shares owned by a Trust of which Mr. Atwood is Trustee. Also includes 1,948 shares accrued under the Deferred Stock Compensation Plan for Directors. Mr. Atwood disclaims beneficial ownership of the shares owned by his wife. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(13) Includes 20,000 shares subject to currently exercisable options. Includes 209 shares owned jointly with his wife and 9,508 shares held in his self- directed IRA. Also includes 1,627 shares held by the ESOP as to which Mr. Berlinghieri has the power to direct the voting. Does not include 7,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $24.90 per share for a period of 30 consecutive business days and 7,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $16.20 per share for a period of 30 consecutive business days

(14) Includes 7,000 shares subject to currently exercisable options, 20,470 shares owned jointly with his wife and 2,262 shares owned directly by his wife. Also includes 1,073 shares accrued under the Deferred Stock Compensation Plan for Directors. Mr. Borhek disclaims beneficial ownership of the shares owned directly by his wife. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(15) Includes 10,000 shares subject to currently exercisable options and 5,237 shares owned by a corporation of which Mr. Henrikson is an officer, director and stockholder. Also includes 1,904 shares held in his self-directed IRA and 1,904 shares held by his wife in a self-directed IRA. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(16) Includes 5,500 shares subject to currently exercisable options and 21,500 shares owned jointly with his wife. Also includes 1,208 shares accrued under the Deferred Stock Compensation Plan for Directors. Does not include 2,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $24.90 per share for a period of 30 consecutive business days and 2,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $16.20 per share for a period of 30 consecutive business days.

(17) Includes 15,000 shares subject to currently exercisable options and 7,500 shares owned jointly with his wife. Does not include 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $24.90 for a period of 30 consecutive business days, and 2,000 shares subject to options which are not exercisable until the fair market value of the Common Stock is at least $16.20 for a period of 30 consecutive business days.

(18)     Includes 16,400 shares subject to currently exercisable options.

(19) Includes 10,000 shares subject to currently exercisable options and 100 shares owned jointly with her spouse.

(20) Includes 334,300 shares obtainable by exercise of currently exercisable options held by all Directors and Executive Officers as a group. Also includes 19,937 shares held by the ESOP as to which executive officers of the Company have the power to direct the voting. Does not include 42,000 shares subject to options which by their terms are not exercisable until the fair market value of the Common Stock is at least $24.90 per share for a period of 30 consecutive business days or 42,000 shares subject to options which by their terms are not exercisable until the fair market value is at least $16.20 per share for a period of 30 consecutive business days.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         During 2000, the Company was subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2000, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company's and the Bank's officers, Directors and greater-than-10% beneficial owners were complied with during 2000, except that Director Rodney D. Henrikson did not report his November 2000 sale of shares of Company stock on a timely basis.

                         INFORMATION CONCERNING AUDITORS

         The Board of Directors has selected Arthur Andersen LLP to audit the Company's financial statements for the current fiscal year. That firm also served as the auditors for the Company during the past fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         AUDIT FEES

         Arthur Andersen LLP billed the Company an aggregate of $90,500 in fees for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Arthur Andersen LLP did not bill any fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

         ALL OTHER FEES

         Arthur Andersen LLP billed the Company an aggregate of $35,450 in fees for other services rendered to the Company during the fiscal year ended December 31, 2000, including $22,000 for tax compliance, planning and consulting. The remaining fees primarily related to consultation on accounting matters. The Audit Committee has determined that the provision of such services is compatible with maintaining the independence of Arthur Andersen LLP.

                                  SOLICITATION

         Brokers, banks and other nominees will be reimbursed for out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of Common Stock. In addition to the solicitation by mail, solicitations of proxies may be made personally or by telephone by Directors, officers and certain employees of the Company.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order to be included in proxy materials for the 2002 annual meeting of stockholders or special meeting in lieu thereof, qualifying stockholder proposals must be delivered to the Company at its principal executive offices on or before December 14, 2001. Any such proposal should be mailed to: Clerk, Abington Bancorp, Inc. 536 Washington Street, Abington, Massachusetts 02351. If the date of the next annual meeting is subsequently changed by more than 30 calendar days from the date of this year's Annual Meeting, the Company will, in a timely manner, inform its stockholders of such change and the date by which proposals of stockholders must be received.

         In addition, Section 3 of Article II of the Company's By-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must provide notice of such item of business to the Company at its principal executive offices not less than 60 days nor more than 150 days before the date for such meeting. For next year's scheduled annual meeting, the deadline for submission of notice is March 15, 2002. Section 3 of
Article III of the By-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. Any proposal or nomination submitted after March 15, 2002 will be untimely. The By-laws contain a number of other substantive and procedural requirements which should be reviewed by an interested stockholder. A copy of the Company's By-laws will be provided to any stockholder of the Company at no cost upon written request to the Clerk of the Company.

         At the 2002 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after February 28, 2002.

                                  MISCELLANEOUS

         The Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any business that may properly be presented at the Annual Meeting, other than the matters specifically listed in the Notice of Annual Meeting of Stockholders. However, if any further business is properly presented, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                                                                      APPENDIX A


                                 AUDIT COMMITTEE


         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of NASDAQ. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         2. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's quarterly and annual financial statements.

         3. Meet periodically with management to review the Company's major financial risk exposures and the steps management has identified to monitor and control such exposures.

         4. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         5. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         6.       Approve the fees to be paid to the independent auditor(s).

         7. Receive periodic written reports from the independent auditor regarding the auditor's independence, delineating all relationships between the auditor and the Company; discuss such reports with the auditor, including whether any such relationships or services may impact the auditor's objectivity and independence, and if so determined by the Audit Committee, recommend that the Board take appropriate action to oversee and insure the independence of the auditor.

         8. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         9. Review the appointment or replacement of the senior internal auditing executive or internal auditing firm.

         10. Review the significant reports to management prepared by the internal auditing department or firm as well as management's responses.

         11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         12. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

         13. Obtain reports from management, the Company's senior internal auditing executive or internal audit firm and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements.

         14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any memorandum on internal controls provided by the independent auditor as well as the Company's response to that memorandum. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  (b) Any changes required in the planned scope of the internal audit.

                  (c) The internal audit department or internal audit firm responsibilities, budget and staffing.

         16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         17. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

         18. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

[X] PLEASE MARK VOTES                 REVOCABLE PROXY
    AS IN THIS EXAMPLE             ABINGTON BANCORP, INC.


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON MAY 15, 2001

     The undersigned stockholder of Abington Bancorp, Inc. (the "Company") hereby appoints James P. McDonough, Robert M. Lallo and Lewis J. Paragona, and each or any of them, proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, of the undersigned to vote all shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 15, 2001, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated herein upon the matters set forth herein and in their discretion upon all other matters which may properly come before said meeting.

                                         -------------------------------------
Please be sure to sign and date            Date
 this Proxy in the box below.
------------------------------------------------------------------------------



Stockholder sign above                      Co-holder (if any) sign above
------------------------------------------------------------------------------


                              For     With-     For All
                                      hold      Except

1. Election of Directors      [ ]      [ ]       [ ]

   Bruce G. Atwood    Ralph B. Carver, Jr.
   Joel S. Geller     Laura J. Sen

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the spaces provided below.

------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement for said meeting and hereby revokes all proxies, if any, heretofore given by him to others for said Meeting.

     If this proxy is properly executed and returned, the shares represented hereby will be voted. If a choice is specified hereof by the stockholder with respect to any matter to be acted upon, the shares will be voted upon such matter in accordance with the specification so made, IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.


------------------------------------------------------------------------------
  Detach above card, sign, date and mail in postage paid envelope provided.


                           ABINGTON BANCORP, INC.

------------------------------------------------------------------------------
Dear Stockholder,

     Please take note of the Important Company Information enclosed with this proxy card.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card above to indicate how your shares shall be voted. Then sign the card, detach it (except if filled out below) and return your proxy in the enclosed postage-paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders, to be held on Tuesday, May 15, 2001.

     Thank you in advance for your prompt consideration of these matters.

Sincerely,

Abington Bancorp, Inc.                Mark box at right if comments or address
                                      changes have been noted below.       [ ]

------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED                          DO YOU HAVE ANY COMMENTS?
PLEASE CORRECT THE ADDRESS IN
THE SPACE PROVIDED BELOW AND                         -------------------------
RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.                      -------------------------

-------------------------------                      -------------------------

-------------------------------

-------------------------------



  PLEASE VOTE, DATE, AND SIGN ABOVE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.